Exhibit 24(b)(8.115)

Third Amendment to the Selling and Services Agreement and Fund Participation
Agreement

This Third Amendment dated as of November 16, 2009 by and between ING Life
Insurance and Annuity Company (“ING Life”), ING Institutional Plan Services, LLP (“ING
Institutional”), ING Financial Advisers, LLC (“ING Financial”) (collectively “ING”), NYLIFE
Distributors LLC (“NYLIFE Distributors”), and NYLIM Service Company LLC (“NSC”)(NYLIFE
Distributors and NSC are collectively referred to herein as “Fund Service Provider”), is made to the
Selling and Services Agreement and Fund Participation Agreement dated as of November 8, 2007
(the “Agreement”), as amended on September 30, 2008 and April 24, 2009. Terms defined in the
Agreement are used herein as therein defined.

W I T N E S S E T H:

WHEREAS, ING and Fund Service Provider are parties to that certain Selling and Services Agreement and Fund Participation Agreement, which was effective as of
November 8, 2007, and any Amendments thereto (the “Agreement”); and

WHEREAS, ING and Fund Service Provider wish to update the schedule of
Funds serviced under the Agreement (“Schedule C”);

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Schedule C of the Agreement is hereby deleted in its entirety and replaced with the attached.

Except as provided herein, the terms and conditions contained in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers effective as of the date first above written.

ING Life Insurance and Annuity		NYLIM Service Company LLC
Company
By:	/s/ Robert Garrey	By:	/s/ Penny L. Nelson
Name: Robert Garrey		Name: Penny L. Nelson
Title:	Vice President	Title:	President

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ING Financial Advisors, LLC		NYLIFE Distributors LLC
By:	/s/ David Kelsey	By:	/s/ Mike Coffey
Name: David Kelsey		Name: Mike Coffey
Title:	COO/VP	Title: Managing Director
ING Institutional Plan Services, LLC
By:	/s/ Michelle Sheiowitz, Attorney in Fact
Name: Michelle Sheiowitz, Attorney in Fact
Title:	Vice President

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Schedule C

MainStay Funds Investor Class Shares
ING’s compensation shall be an annual sub-transfer agency fee of ____% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay 130/30 Core Fund	27885C411	MYCNX
MainStay 130/30 Growth Fund	27885C395	MYGNX
MainStay Balanced Fund	27885C353	MBINX
MainStay Capital Appreciation Fund[1]	56062X542	MCPPX
MainStay Epoch Global Choice Fund	56063J807	EPAIX
MainStay Epoch Global Equity Yield Fund	56063J856	EPSIX
MainStay Epoch International Small Cap Fund	56063J815	EPIIX
MainStay Epoch U.S. All Cap Fund	27885C361	MAWNX
MainStay Epoch U.S. Equity Fund	56063J401	EPLIX
MainStay Growth Equity Fund	27885C312	MRINX
MainStay High Yield Corp. Bond Fund	56062X476	MHHIX
MainStay ICAP Equity Fund	448926725	ICANX
MainStay ICAP Global	448926733	ICGNX
MainStay ICAP International Fund	448926691	ICELX
MainStay ICAP Select Equity Fund	448926717	ICSOX
MainStay International Equity Fund	56062X468	MINNX
MainStay Large Cap Growth Fund	56062X450	MLINX
MainStay Map Fund	56062X443	MSMIX
MainStay Mid Cap Value Fund[2]	56062X765	MMVIX
MainStay Small Cap Growth Fund[3]	56062X393	MSSNX
MainStay U.S. Small Cap Fund	27885C155	MOINX

ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Common Stock Fund	56062X534	MCSSX
MainStay Conservative Allocation Fund	27885C346	MCKNX
MainStay Convertible Fund	56062X526	MCINX
MainStay Diversified Inc Fund	56062X518	MSYDX
MainStay Floating Rate Fund	27885C338	MXFNX
MainStay Global High Inc Fund	56062X492	MGHHX
MainStay Government Fund	56062X484	MGVNX
MainStay Growth Allocation Fund	27885C320	MGXNX
MainStay Income Builder Fund	56062X369	MTINX
MainStay Indexed Bond Fund	27885C288	MIXNX
MainStay Intermediate Bond Fund	27885C270	MTMNX
MainStay Moderate Allocation Fund	27885C254	MMRDX
MainStay Moderate Growth Allocation Fund	27885C247	MGDNX
MainStay Retirement 2010 Fund	27885C239	MYRDX
MainStay Retirement 2020 Fund	27885C221	MYRYX
MainStay Retirement 2030 Fund	27885C213	MRTFX

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MainStay Retirement 2040 Fund	27885C197	MSRUX
MainStay Retirement 2050 Fund	27885C189	MSRVX
MainStay S&P 500 Index Fund	27885C171	MYSPX
MainStay Short Term Bond Fund	27885C163	MYTBX
MainStay Tax Free Bond Fund	56062X377	MKINX

MainStay Funds Class A Shares
(For those existing Plans whose Fund Schedules included Class A Shares prior to September 30, 2008.)
ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay 130/30 Core Fund	27885C544	MYCTX
MainStay 130/30 Growth Fund	27885C478	MYGAX
MainStay Balanced Fund	278846431	MBNAX
MainStay Capital Appreciation Fund[1]	278846480	MALAX
MainStay Epoch Global Choice Fund	56063J500	EPAPX
MainStay Epoch Global Equity Yield Fund	56063J8800	EPSPX
MainStay Epoch International Small Cap Fund	56063J849	EPIPX
MainStay Epoch U.S. All Cap Fund	278846522	MAAAX
MainStay Epoch U.S. Equity Fund	56063J104	EPLPX
MainStay Growth Equity Fund	27885C882	MREAX
MainStay High Yield Corporate Bond Fund	56062F772	MHCAX
MainStay ICAP Equity Fund	448926824	ICAUX
MainStay ICAP Global	448926766	ICGLX
MainStay ICAP International Fund	448926501	ICEVX
MainStay ICAP Select Equity	448926873	ICSRX
MainStay International Equity Fund	56062F681	MSEAX
MainStay Large Cap Growth Fund	56062X674	MLAAX
MainStay MAP Fund	56062F210	MAPAX
MainStay Mid Cap Value Fund[2]	56062F491	MYIAX
MainStay Small Cap Growth Fund[3]	56062F525	MSMAX
MainStay U.S. Small Cap Fund	278846258	MOPAX

ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Common Stock Fund	56062F541	MSOAX
MainStay Conservative Allocation	278846233	MCKAX
MainStay Convertible Fund	56062F780	MCOAX
MainStay Diversified Income Fund	56062F657	MASAX
MainStay Floating Rate Fund	56062X757	MXFAX
MainStay Global High Income Fund	56062F475	MGHAX
MainStay Government Fund	56062F764	MGVAX
MainStay Growth Allocation	27885C106	MGXAX
MainStay Income Builder Fund	56062F798	MTRAX
MainStay Indexed Bond Fund	278846381	MIXAX
MainStay Intermediate Term Bond Fund	278846373	MTMAX

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MainStay Moderate Allocation	278846183	MMRAX
MainStay Moderate Growth Allocation	278846142	MGDAX
MainStay Retirement 2010 Fund	27885C825	MYRAX
MainStay Retirement 2020 Fund	27885C767	MYROX
MainStay Retirement 2030 Fund	27885C718	MRTTX
MainStay Retirement 2040 Fund	27885C650	MSRTX
MainStay Retirement 2050 Fund	27885C593	MSRLX
MainStay S&P 500 Index Fund	278846274	MSXAX
MainStay Short Term Bond Fund	278846266	MSTAX
MainStay Tax Free Bond Fund	56062F756	MTBAX

MainStay Funds Class I Shares
ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay 130/30 Core Fund	27885C528	MYCIX
MainStay 130/30 Growth Fund	27885C452	MYGIX
MainStay Balanced Fund	278846209	MBAIX
MainStay Capital Appreciation Fund[1]	278846829	MALIX
MainStay Epoch Global Choice Fund	56063J708	EPACX
MainStay Epoch Global Equity Yield Fund	56063J864	EPSYX
MainStay Epoch International Small Cap Fund	56063J823	EPIEX
MainStay Epoch U.S. All Cap Fund	278846886	MATIX
MainStay Epoch U.S. Equity Fund	56063J302	EPLCX
MainStay Growth Equity Fund	27885C858	MRIEX
MainStay High Yield Corporate Bond Fund	56062X708	MHYIX
MainStay ICAP Equity Fund	448926204	ICAEX
MainStay ICAP Global	448926741	ICGRX
MainStay ICAP International Fund	448926402	ICEUX
MainStay ICAP Select Equity Fund	448926303	ICSLX
MainStay International Equity Fund	56062X807	MSIIX
MainStay Large Cap Growth Fund	56062X641	MLAIX
MainStay MAP Fund	56062F228	MUBFX
MainStay Mid Cap Value Fund[2]	56062X765	MMVIX
MainStay Small Cap Growth Fund[3]	56062X567	MSSIX
MainStay U.S. Small Cap Fund	278846100	MOPIX

ING’s compensation shall be an annual sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Common Stock Fund	56062X716	MSOIX
MainStay Conservative Allocation	278846191	MCKIX
MainStay Diversified Income Fund	56062X500	MSDIX
MainStay Floating Rate Fund	56062X724	MXFIX
MainStay Government Fund	56062X609	MGOIX
MainStay Growth Allocation	27885C403	MGXIX
MainStay Income Builder Fund	56062X849	MTOIX

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MainStay Indexed Bond Fund	278846779	MIXIX
MainStay Intermediate Term Bond Fund	278846795	MTMIX
MainStay Moderate Allocation	278846159	MMRIX
MainStay Moderate Growth Allocation	278846118	MGDIX
MainStay Retirement 2010 Fund	27885C817	MYRIX
MainStay Retirement 2020 Fund	27885C759	MYRTX
MainStay Retirement 2030 Fund	27885C692	MRTIX
MainStay Retirement 2040 Fund	27885C643	MSRYX
MainStay Retirement 2050 Fund	27885C585	MSRMX
MainStay S&P 500 Index Fund	278846860	MSPIX
MainStay Short Term Bond Fund	278846712	MSTIX

MainStay Funds Class R1 Shares
ING’s compensation shall be a combination of an annual shareholder service fee of ___% and a sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Balanced Fund	278846415	MBNRX
MainStay ICAP Equity Fund	448926790	ICAWX
MainStay ICAP International Fund	448926709	ICETX
MainStay ICAP Select Equity Fund	448926857	ICSWX
MainStay International Equity	56062X880	MIERX
MainStay Large Cap Growth Fund	56062X633	MLRRX
MainStay MAP Fund	56062X864	MAPRX
MainStay Mid Cap Value Fund[2]	56062X781	MMIRX
MainStay Retirement 2010 Fund	27885C791	MYRRX
MainStay Retirement 2020 Fund	27885C742	MYRUX
MainStay Retirement 2030 Fund	27885C684	MRTOX
MainStay Retirement 2040 Fund	27885C635	MSREX
MainStay Retirement 2050 Fund	27885C577	MSROX

MainStay Funds Class R2 Shares
ING’s compensation shall be a combination of an annual shareholder service fee of ___% and a sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below

Fund Name	CUSIP	TICKER
MainStay Balanced Fund	278846399	MBCRX
MainStay Common Stock Fund	56063N303	MSORX
MainStay High Yield Corporate Bond Fund	56063N501	MHYRX
MainStay ICAP Equity Fund	448926782	ICAYX
MainStay ICAP International Fund	448926808	ICEYX
MainStay ICAP Select Equity Fund	448926840	ICSYX
MainStay International Equity	56062X872	MIRRX
MainStay Large Cap Growth Fund	56062X625	MLRTX
MainStay MAP Fund	56062X856	MPRRX
MainStay Mid Cap Value Fund[2]	56062X773	MMRRX
MainStay Retirement 2010 Fund	27885C783	MYRWX

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MainStay Retirement 2020 Fund	27885C734	MYRVX
MainStay Retirement 2030 Fund	27885C676	MRTUX
MainStay Retirement 2040 Fund	27885C627	MSRQX
MainStay Retirement 2050 Fund	27885C569	MSRPX

MainStay Funds Class R3 Shares
ING’s compensation shall be a combination of an annual shareholder service fee of ___% and a sub-transfer agency fee of ___% of the average daily net assets held in the account, calculated and payable quarterly for the funds listed below:

Fund Name	CUSIP	TICKER
MainStay Balanced Fund	27885C833	MBDRX
MainStay ICAP Equity Fund	448926774	ICAZX
MainStay ICAP International Fund	448926881	ICEZX
MainStay ICAP Select Equity Fund	448926832	ICSZX
MainStay International Equity	56062X575	MIFRX
MainStay Large Cap Growth Fund	56062X617	MLGRX
MainStay MAP Fund	56062X591	MMAPX
MainStay Retirement 2010 Fund	27885C775	MYREX
MainStay Retirement 2020 Fund	27885C726	MYRZX
MainStay Retirement 2030 Fund	27885C668	MRTVX
MainStay Retirement 2040 Fund	27885C619	MSRZX
MainStay Retirement 2050 Fund	27885C551	MSRWX

1 On or about November 24, 2009, subject to shareholder approval, the MainStay Capital Appreciation
Fund is scheduled to be reorganized into the MainStay Growth Equity Fund.

2 On or about November 24, 2009, subject to shareholder approval, the MainStay Mid Cap Value Fund is scheduled to be reorganized into the MainStay ICAP Select Equity Fund.

3 On or about November 24, 2009, subject to shareholder approval, the MainStay Small Cap Growth Fund is scheduled to be reorganized into the MainStay U.S. Small Cap Fund.

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